INCOME TAXES	12 Months Ended
Dec. 31, 2010
Income Tax Expense (Benefit) [Abstract]
Income Tax Disclosure [Text Block]
INCOME TAXES

Operating loss carryforwards amounted to $4,572 million at December 31, 2010 and $4,550 million at December 31, 2009. At December 31, 2010, $405 million of the operating loss carryforwards were subject to expiration in 2011 through 2015. The remaining operating loss carryforwards expire in years beyond 2015 or have an indefinite carryforward period. Tax credit carryforwards at December 31, 2010 amounted to $479 million ($656 million at December 31, 2009), net of uncertain tax positions, of which $12 million is subject to expiration in 2011 through 2015. The remaining tax credit carryforwards expire in years beyond 2015.

Undistributed earnings of foreign subsidiaries and related companies that are deemed to be permanently invested amounted to $9,798 million at December 31, 2010, $8,707 million at December 31, 2009 and $8,043 million at December 31, 2008. It is not practicable to calculate the unrecognized deferred tax liability on those earnings.

The Company had valuation allowances that primarily related to the realization of recorded tax benefits on tax loss carryforwards from operations in the United States, Brazil and Asia Pacific of $682 million at December 31, 2010; valuation allowances of $721 million at December 31, 2009 primarily related to the realization of recorded tax benefits on tax loss carryforwards from operations in the United States, Brazil, Asia Pacific and Denmark.

The tax rate for 2010 was positively impacted by a high level of equity earnings as a percentage of total earnings, the release of a tax valuation allowance, a tax law change, and improved financial results in jurisdictions with tax rates that are lower than the U.S. statutory rate. These factors resulted in an effective tax rate of 17.2 percent for 2010.

The tax rate for 2009 was reduced by several factors: a significantly higher level of equity earnings as a percent of total earnings, favorable accrual-to-return adjustments in various geographies, the recognition of domestic losses and an improvement in financial results in jurisdictions with tax rates that are lower than the U.S. statutory rate. These factors resulted in an effective tax rate of negative 20.7 percent for 2009.

The tax rate for 2008 was negatively impacted by increased foreign taxes, declining financial results in jurisdictions with lower tax rates than the United States and goodwill impairment losses that are not deductible for tax purposes (see Note I). Additionally, during 2008, the Company determined that it was more likely than not that certain tax loss carryforwards in the United States and Asia Pacific would not be utilized due to deteriorating market conditions for the Company’s products in these areas, which resulted in increases in valuation allowances of $48 million in the United States and $24 million in Asia Pacific. These events resulted in an effective tax rate for 2008 that was higher than the U.S. statutory rate. The Company’s reported effective tax rate for 2008 was 51.0 percent.

Domestic and Foreign Components of Income from Continuing Operations Before Income Taxes
In millions	2010	2009	2008
Domestic	$(821)	$(290)	$(1,290)
Foreign	3,623	759	2,567
Total	$2,802	$469	$1,277

Reconciliation to U.S. Statutory Rate
In millions	2010	2009	2008
Taxes at U.S. statutory rate	$981	$164	$447
Equity earnings effect	(272)	(266)	(309)
Foreign income taxed at rates other than 35% (1)	(262)	(121)	261
U.S. tax effect of foreign earnings and dividends	118	210	164
Goodwill impairment losses	—	3	75
Change in valuation allowances	(34)	9	60
Unrecognized tax benefits	(52)	21	31
Federal tax accrual adjustments	(13)	(119)	29
Other – net	15	2	(107)
Total tax provision (credit)	$481	$(97)	$651
Effective tax rate	17.2%	(20.7)%	51.0%
(1) Includes the tax provision for statutory taxable income in foreign jurisdictions for which there is no corresponding amount in “Income from Continuing Operations Before Income Taxes.”

Provision (Credit) for Income Taxes
	2010			2009			2008
In millions	Current	Deferred	Total	Current	Deferred	Total	Current	Deferred	Total
Federal	$(576)	$445	$(131)	$65	$(538)	$(473)	$3	$(541)	$(538)
State and local	(36)	(21)	(57)	27	(15)	12	6	(17)	(11)
Foreign	765	(96)	669	463	(99)	364	918	282	1,200
Total	$153	$328	$481	$555	$(652)	$(97)	$927	$(276)	$651

The provision for income taxes attributable to discontinued operations (domestic) was $65 million for 2009 and $16 million for 2008 (see Note E). The Company did not report discontinued operations in 2010.

Deferred Tax Balances at December 31	2010		2009
In millions	Deferred Tax Assets (1)	Deferred Tax Liabilities	Deferred Tax Assets (1)	Deferred Tax Liabilities (2)
Property	$629	$3,084	$20	$2,698
Tax loss and credit carryforwards	1,957	—	2,414	—
Postretirement benefit obligations	3,282	1,099	3,097	1,039
Other accruals and reserves	2,101	545	1,963	227
Intangibles	182	1,615	40	1,909
Inventory	149	277	185	182
Long-term debt	3	393	8	65
Investments	174	136	103	21
Other – net	986	342	460	180
Subtotal	$9,463	$7,491	$8,290	$6,321
Valuation allowances	(682)	—	(721)	—
Total	$8,781	$7,491	$7,569	$6,321
(1) Included in current deferred tax assets are prepaid tax assets totaling $100 million in 2010 and $151 million in 2009.
(2) The Company assumed $2,875 million of deferred tax liabilities with the April 1, 2009 acquisition of Rohm and Haas; see Note D.

Uncertain Tax Positions
At December 31, 2010, the total amount of unrecognized tax benefits was $319 million ($650 million at December 31, 2009), of which $297 million would impact the effective tax rate, if recognized ($610 million at December 31, 2009). The reduction in 2010 was primarily due to settlements of uncertain tax positions with tax authorities.

Interest and penalties associated with uncertain tax positions are recognized as components of the “Provision (Credit) for income taxes,” and totaled $6 million in 2010, $10 million in 2009 and $3 million in 2008. The Company’s accrual for interest and penalties was $58 million at December 31, 2010 and $68 million at December 31, 2009.

Total Gross Unrecognized Tax Benefits
In millions	2010	2009	2008
Balance at January 1	$650	$736	$892
Increases related to positions taken on items from prior years	8	57	41
Decreases related to positions taken on items from prior years	(33)	(25)	(191)
Increases related to positions taken in the current year	24	71	34
Settlement of uncertain tax positions with tax authorities	(300)	(172)	(29)
Decreases due to expiration of statutes of limitations	(30)	(17)	(11)
Balance at December 31	$319	$650	$736

The Company is currently under examination in a number of tax jurisdictions. It is reasonably possible that these examinations may be resolved within twelve months. As a result, it is reasonably possible that the total gross unrecognized tax benefits of the Company at December 31, 2010 may be reduced by approximately $30 million to $60 million. The impact on the Company’s results of operations is not expected to be material.

Tax years that remain subject to examination for the Company’s major tax jurisdictions are shown below:

Tax Years Subject to Examination by Major Tax Jurisdiction at December 31
	Earliest Open Year
Jurisdiction	2010	2009
Argentina	2004	2003
Brazil	2005	2004
Canada	2006	2002
France	2008	2007
Germany	2002	2002
Italy	2005	2004
The Netherlands	2009	2008
Spain	2004	2004
Switzerland	2008	2008
United Kingdom	2008	2007
United States:
Federal income tax	2004	2004
State and local income tax	1996	1989

The reserve for non-income tax contingencies related to issues in the United States and foreign locations was $156 million at December 31, 2010 and $189 million at December 31, 2009. This is management’s best estimate of the potential liability for non-income tax contingencies. Inherent uncertainties exist in estimates of tax contingencies due to changes in tax law, both legislated and concluded through the various jurisdictions’ tax court systems. It is the opinion of the Company’s management that the possibility is remote that costs in excess of those accrued will have a material adverse impact on the Company’s consolidated financial statements.